Exhibit 10.1

AMENDMENT TO SUPPLY AGREEMENT

This AMENDMENT TO SUPPLY AGREEMENT (“Amendment”) is entered into on August 29, 2017, (the “Amendment Effective Date”) by and between T2 Biosystems, Inc. (“BUYER”), and SMC Ltd. (“SELLER”).

WHEREAS, this Amendment is intended to modify the Supply Agreement, dated October 10, 2014, by and between the Buyer and Seller, as amended to date (the “Agreement”).

WHEREAS, the parties agree to extend the Initial Term of the Agreement and amend certain exhibits to the Agreement, as more specifically set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement in accordance with Section XXV of the Agreement as follows:

1.             Amendment to Section III.  Packaging and Shipping.  Section III of the Agreement is hereby amended by inserting the following sentence at the end of the section:

“Seller shall manufacture the Products only at the Buyer approved manufacturing sites listed on Exhibit G attached hereto.”

2.             Amendment to Section XVI.  Term of the Agreement.  Section XVI of the Agreement is hereby amended by deleting the first sentence of the section in its entirety and replacing it with the following:

“The Agreement commences as of the Effective Date and, and shall remain in effect until December 31, 2017 (the “Initial Term”).”

3.             Amendment to Exhibit A.  Exhibit A to the Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

4.             Amendment to Exhibit B.  Exhibit B to the Agreement is hereby amended by deleting Exhibit B in its entirety and replacing it with Exhibit B attached hereto.

5.             Amendment to Exhibit E.  Exhibit E to the Agreement is hereby amended by deleting Exhibit E in its entirety and replacing it with Exhibit E attached hereto.

6.             Insertion of Exhibit G.  The Agreement is hereby amended by inserting Exhibit G in the form attached hereto.

7.             No Other Amendments.  No other changes or modifications to the Agreement are incorporated in this Amendment, and all other provisions and terms of the Agreement remain in full force and effect upon execution of this Amendment by Buyer’s and Seller’s authorized representatives.

The parties shall enter into discussions regarding a new supply agreement prior to the expiration/termination of this Amendment.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year hereinafter written.

BUYER:

By:	/s/ John McDonough	August 29, 2017
	Name: John McDonough	Date
Title: President & CEO

SELLER:

By:	/s/ Tom Howe	August 29, 2017
	Name: Tom Howe	Date
Title: Chief Accounting Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Pricing

90-01794 Candida Cartridge — $[***], case of 12

90-04988 Bacteria Cartridge — $[***], case of 12

17-00219 2.8 ml Tube — $[***]

17-00223 2.8 ml Tube Cap — $[***]

17-00210 Reagent Tray — $[***]

17-03463 Extended Reagent Tray — $[***]

17-03526 Extended Reagent Cover — $[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Approved Validation Protocols

The Products shall be validated in accordance with Buyer’s document entitled

PRO-00611 SMC Devens Facility Transfer MVP (Master Validation Plan)

REP-08654, Devens Cleanroom Validation

REP-08655 Candida Cartridge Validation, Devens Transfer

REP-08659, Devens Bleach Tube Assembly Validation

REP-07428, Automated Bleach Tube Assembly Validation

REP-09353, Manufacturing Transfer of T2Candida Cartridge Kit to SMC, Ltd

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E

Products and Lead Time

90-01794 Candida Cartridge ([***] lead time)

90-04988 Bacteria Cartridge ([***] lead time)

17-00219 2.8 ml Tube ([***] lead time)

17-00223 2.8 ml Tube Cap ([***] lead time)

17-00210 Reagent Tray ([***] lead time)

17-03463 Extended Reagent Tray ([***] lead time)

17-03526 Extended Reagent Cover ([***] lead time)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit G

Approved Manufacturing Sites

9000 Griffin Street East

Amery, WI 54001

18 Independence Drive

Devens, MA 01434

330 SMC Drive

Somerset, WI 54025

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.